UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Akero Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2022. As of April 4, 2022, the record date for the Annual Meeting, there were 35,022,935 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2022: (i) to elect two directors, Judy Chou, Ph.D. and Tomas Heyman, as Class III directors of the Company to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2025 and until their respective successors have been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”), (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”), (iii) to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers (“Proposal 3”) and (iv) to approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on the compensation paid to the Company’s named executive officers (“Proposal 4”).

The Company’s stockholders approved the Class III director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class III directors as follows:

Class III Director Nominee	For	Withheld	Broker Non-Votes
Judy Chou, Ph. D.	20,811,735	50,954	4,531,548
Tomas Heyman	15,279,553	5,583,136	4,531,548

The Company’s stockholders approved to ratify the appointment of Deloitte & Touche LLP in Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
25,373,581	12,848	7,808

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers in Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
20,723,978	129,384	9,327	4,531,548

The Company’s stockholders voted, on a non-binding advisory basis, for the frequency of future non-binding advisory votes on the compensation paid to the Company’s named executive officers to occur every year in Proposal 4. The votes cast at the Annual Meeting were as follows:

One Year	Two Years	Three Years	Abstain
20,763,817	4,778	84,643	9,451

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D.
President and Chief Executive Officer